UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 7, 2023

JAMES RIVER GROUP HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36777	98-0585280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM08, Bermuda
(Address of principal executive offices)
(Zip Code)
 (441) 278-4580
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0002 per share	JRVR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On November 7, 2023, James River Group Holdings, Ltd. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).
The information in this Item 2.02 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act unless specifically stated by the Company.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a) In preparing its Quarterly Report on Form 10-Q for the period ended September 30, 2023, management of the Company identified an error in the accounting for reinstatement premium on a specialty casualty reinsurance treaty in its Excess & Surplus Lines segment (the “Reinstatement Premium”) in the Company’s previously issued condensed consolidated financial statements as of and for the three and six months ended June 30, 2023 (the “Prior Financial Statements”). Certain of the Company’s reinsurance treaties include a requirement to pay additional reinsurance premiums after the initial coverage limit has been exhausted. In determining whether the Company owed reinstatement premium on one of its treaties, the Company found that the liability for the reinstatement premium payable on three claims was recorded in a subsequent quarter of 2023 from the quarter in 2023 when the incurred losses that triggered the reinstatement premiums were recorded. This error resulted in understatements of ceded written premium, and overstatements of net written premium and net earned premium of $9.4 million and $12.3 million for the three and six months ended June 30, 2023, respectively, and overstatements of net income of $7.8 million and $10.4 million for the three and six months ended June 30, 2023, respectively, within the condensed consolidated statements of income and comprehensive income (loss), as well as corresponding effects on the condensed consolidated balance sheet and condensed consolidated statements of changes in shareholders’ equity as of and for the three and six months ended June 30, 2023 in the original Quarterly Report on Form 10-Q for such period filed with the U.S. Securities and Exchange Commission on August 8, 2023 (the “Original Filing”). A similar error occurred in the three months ended March 31, 2023, which was deemed immaterial.
Due to this error, on November 7, 2023, the Audit Committee of the Board of Directors of the Company, after considering the recommendation of management and discussion with its independent registered public accounting firm, Ernst & Young LLP (“EY”), concluded that the Prior Financial Statements included in the Original Filing should no longer be relied upon solely as a result of the above-described error in the accounting for the Reinstatement Premium and will require restatement. Similarly, any previously issued or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Prior Financial Statements should no longer be relied upon.
The Company’s management has assessed the effect of the foregoing on the Company’s internal control over financial reporting and disclosure controls and procedures. The Company's control over the review of the determination of when reinstatement premiums for reinsurance should be recognized did not operate effectively as of March 31, 2023 and June 30, 2023 resulting in a material weakness in the Company's internal control over financial reporting. Based on this assessment, the Company's disclosure controls and procedures were ineffective in the first and second quarter of 2023.
The Company intends to file a Form 10-Q/A for the three and six months ended June 30, 2023 (the “Amended Report”) and intends to include restated financial statements as of and for the three and six months ended June 30, 2023 with the Amended Report. The Company intends to file the Amended Report concurrently with or shortly before its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2023.
The Audit Committee has discussed the matters described in this Form 8-K with its independent registered accounting firm, EY.

Cautionary Note Regarding Forward-Looking Statements.
This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include, without limitation, statements regarding (i) the anticipated impact of the accounting error identified in the Company’s previously issued financial statements, (ii) the Company’s anticipated timing of the filing of the Amended Report and the Form 10-Q for the three and nine months ended September 30, 2023, and (iii) other risks and uncertainties contained in our filings with the U.S. Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

Item 8.01	Other Events.
On November 7, 2023, the Company announced that its Board of Directors declared a cash dividend of $0.05 per common share of the Company to be paid on December 29, 2023 to shareholders of record on December 11, 2023.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits
The following Exhibit is furnished as a part of this Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company dated November 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER GROUP HOLDINGS, LTD.

Dated: November 8, 2023	By: /s/ Sarah C. Doran
Sarah C. Doran
Chief Financial Officer